UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 21, 2023

ZRCN Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1580 Dell Avenue, Campbell, CA. 95008.

(Address of principal executive offices and zip code)

(408) 963-4550

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed on in our Definitive Information Statement on Schedule 14C, on May 10, 2023, the board of directors and the holders of a majority of the outstanding common stock, par value $0.0001 per share (the “Common Stock”) of ZRCN Inc., a Delaware corporation (the “Company” “we,” “us” or “our”) (the “Majority Stockholders”) adopted resolutions by written consent, to approve an amendment to our certificate of incorporation, as amended (as amended, the “Certificate of Incorporation”) to effect a one-for-twenty (1-for-20) reverse stock split (the “Reverse Split”) of our Common Stock. The Reverse Split will be effected by filing an Certificate of Amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware

On June 21, 2023, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to its certificate of incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split. The Reverse Stock Split became effective as of the filing of the Certificate of Amendment..

When the Reverse Stock Split becomes effective, every 20 shares of the Company’s issued and outstanding common stock will automatically be combined, converted and changed into 1 share the Company’s common stock, without any change in the number of authorized shares or the par value per share. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, restricted stock units and warrants to purchase shares of common stock and the number of shares reserved for issuance pursuant to the company’s equity incentive compensation plans. Any fraction of a share of common stock that would be created as a result of the Reverse Stock Split will be rounded up to the next whole share. Holders of the Company’s common stock held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the Reverse Stock Split. Stockholders of record will be receiving information from the Company’s transfer agent regarding their common stock ownership post-Reverse Stock Split.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation of ZRCN, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZRCN, Inc.

Date: June 27, 2023	By:	/s/ John Stauss
John Stauss
Chief Executive Officer

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